Earnings Per Share	12 Months Ended
Mar. 31, 2023
Earnings per share [abstract]
Earnings Per Share	EARNINGS PER SHARE

Year ended	March 31,
	2023	2022
	$	$
Net loss	(30,097)	(15,548)

Weighted average number of Shares outstanding	94,178,549	85,297,843
Basic and diluted loss per share	(0.32)	(0.18)

The potentially dilutive outstanding equity instruments, which are DSUs, RSUs and vested options in the money mentioned in Note 13, were not included in the calculation of diluted earnings per share since the Company incurred losses and the inclusion of these equity instruments would have an antidilutive effect.